Exhibit 99.1

Assertio Holdings, Inc Announces Favorable Vote on Proposed Acquisition of Spectrum Pharmaceuticals

Stockholders From Both Assertio and Spectrum Have Overwhelmingly Voted in Support of the Transaction

Transaction Expected to be Significantly Accretive to Assertio in 2024

LAKE FOREST, Ill., and BOSTON -- July 27, 2023 (GLOBE NEWSWIRE) -- Assertio Holdings, Inc. (“Assertio” or the “Company”) (Nasdaq: ASRT), a specialty pharmaceutical company offering differentiated products to patients, today announced that its stockholders and the stockholders of Spectrum Pharmaceuticals, Inc. (“Spectrum”) (Nasdaq: SPPI), a biopharmaceutical company focused on novel and targeted oncology, have each approved the proposed definitive agreement pursuant to which Assertio will acquire Spectrum in an all-stock and contingent value rights (CVR) transaction.

“We are pleased to announce the positive voting results of each meeting and look forward to closing the transaction in the coming days,” said Dan Peisert, President and Chief Executive Officer of Assertio. “We believe this transaction provides extensive new growth opportunities and will be accretive to our stockholders in 2024. We plan to provide updated guidance on our second quarter results call, scheduled for August 3.”

About Assertio

Assertio is a specialty pharmaceutical company offering differentiated products to patients utilizing a non-personal promotional model. We have built and continue to build our commercial portfolio by identifying new opportunities within our existing products as well as acquisitions or licensing of additional approved products. To learn more about Assertio, visit www.assertiotx.com.

About Spectrum

Spectrum is a commercial stage biopharmaceutical company, with a strategy of acquiring, developing, and commercializing novel and targeted oncology therapies. We have an in-house clinical development organization with regulatory and data management capabilities, in addition to commercial infrastructure and a field based sales force for our marketed product, ROLVEDON® (eflapegrastim-xnst) Injection. For additional information on Spectrum please visit www.sppirx.com.

Assertio Forward Looking Statements

Statements in this communication that are not historical facts are forward-looking statements that reflect Assertio's and Spectrum’s current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, the preliminary, unaudited financial results included in this press release, future events or the future performance or operations of Assertio and Spectrum, including our ability to realize the benefits from our operating model, successfully acquire and integrate new assets and explore new business development initiatives. All statements other than historical facts may be forward-looking statements and can be identified by words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may", "objective," "opportunity," "outlook," "plan," "position," "potential," "predict," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will," "aim" or other similar expressions that convey the uncertainty of future events or outcomes and are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Assertio and Spectrum, including the risks described in Assertio's and Spectrum’s respective Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission ("SEC") and in other filings each of Assertio and Spectrum makes with the SEC from time to time. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. While Assertio and Spectrum may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by applicable law.

Assertio Investor Contact

Matt Kreps

Darrow Associates

M: 214-597-8200

mkreps@darrowir.com

Spectrum Investor Contact

Nora Brennan

Chief Financial Officer

M: 949-788-6700

InvestorRelations@sppirx.com

Lisa Wilson

In-Site Communications, Inc.

212-452-2793

lwilson@insitecony.com